                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934



      Date of Report (Date of earliest event reported):  January 27, 1997
                                                         ----------------



                            SLM FUNDING CORPORATION
                            -----------------------
                formerly known as SALLIE MAE FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)
            (Originator of the Sallie Mae Student Loan Trust 1995-1,
                   the Sallie Mae Student Loan Trust 1996-1,
                       the SLM Student Loan Trust 1996-2,
                       the SLM Student Loan Trust 1996-3,
                     and the SLM Student Loan Trust 1996-4)


Delaware                                   33-95474/333-2502                         23-2815650
--------                                   -----------------                         ----------
(State or other                            (Commission File                          (I.R.S. employer
Jurisdiction of                            Numbers)                                  Identification No.)
Incorporation)



                              777 Twin Creek Drive
                              Killeen, Texas 76543
                    ------------------------------------
                  (Address of principal executive offices)

      Registrant's telephone number, including area code:  (817) 554-4500





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Item 5.          Other Events

                 On January 27, 1997, the Sallie Mae Student Loan Trust 1995-1 made its fifth, the Sallie Mae Student Loan Trust 1996-1 made its fourth, the SLM Student Loan Trust 1996-2 made its third, the SLM Student Loan Trust 1996-3 made its second, and the SLM Student Loan Trust 1996-4 made its first, regular quarterly distribution of funds to holders of their respective Floating Rate Student Loan-Backed Notes and distributed their respective Quarterly Servicing Reports, filed herewith as an Exhibit to this Form 8-K, to Certificateholders and Noteholders of record.

                 The Registrant is hereby filing the Quarterly Servicing Reports reflecting each Trust's activities as of January 27, 1997.





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Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits

          (c)  Exhibits

                 19.1    Quarterly Servicing Reports





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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   January 27, 1997

                                     SLM FUNDING
                                          CORPORATION

                                     By:      /s/     Robert R. Levine
                                              ------------------------
                                     Name:            Robert R. Levine
                                     Title:           Chief Financial Officer
                                                         and Director





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                               INDEX TO EXHIBIT

                                                                            Sequentially
  Exhibit                                                                      Numbered
  Number                               Exhibit                                  Page
  ------                               -------                                  ----
   19.1                     Quarterly Servicing Reports.





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